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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (No. 33-69734) of our report dated November 15, 1996 which appears on page 20 of Kulicke and Soffa Industries, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Price Waterhouse LLP

Philadelphia, Pennsylvania

March 26, 1997